                                                                     EXHIBIT 4-4

This instrument was prepared by,
and when recorded should be
returned to:

Richard W. Astle
Sidley Austin Brown & Wood
Bank One Plaza
10 South Dearborn Street
Chicago, Illinois 60603

                         FORM OF SUPPLEMENTAL INDENTURE

                                   ----------

                          Dated as of _______ __, 200_

                                   ----------

                           COMMONWEALTH EDISON COMPANY

                                       to

                            BNY MIDWEST TRUST COMPANY

                                       and

                                  D. G. DONOVAN

             Trustees under Mortgage Dated July 1, 1923, and Certain
                         Indentures Supplemental Thereto

                                   ----------

                            Providing for Issuance of

                    FIRST MORTGAGE _____% BONDS, SERIES ____
                               DUE ______ __, 20__

      THIS SUPPLEMENTAL INDENTURE, dated as of ________ __, 200_, between COMMONWEALTH EDISON COMPANY, a corporation organized and existing under the laws of the State of Illinois (hereinafter called the "Company") having an address at 10 South Dearborn Street, 37th floor, Chicago, Illinois 60603, party of the first part, and BNY MIDWEST TRUST COMPANY, a trust company organized and existing under the laws of the State of Illinois having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and D.G. DONOVAN, an individual having an address at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, as Trustee and Co-Trustee, respectively, under the Mortgage of the Company dated July 1, 1923, as amended and supplemented by Supplemental Indenture dated August 1, 1944 and the subsequent supplemental indentures hereinafter mentioned, parties of the second part (said Trustee being hereinafter called the "Trustee", the Trustee and said Co-Trustee being hereinafter together called the "Trustees", and said Mortgage dated July 1, 1923, as amended and supplemented by said Supplemental Indenture dated August 1, 1944 and subsequent supplemental indentures, being hereinafter called the "Mortgage"),

                              W I T N E S S E T H:

      WHEREAS, the Company duly executed and delivered the Mortgage to provide for the issue of, and to secure, its bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage; and

      WHEREAS, the Company from time to time has executed and delivered supplemental indentures to the Mortgage to provide for (i) the creation of additional series of bonds secured by the Mortgage, (ii) the amendment of certain of the terms and provisions of the Mortgage and (iii) the confirmation of the lien of the Mortgage upon property of the Company, such supplemental indentures that are currently effective and the respective dates, parties thereto and purposes thereof, being as follows:

    SUPPLEMENTAL
    INDENTURE
    DATE                   PARTIES                                             PROVIDING FOR
    August 1, 1944         Company to Continental Illinois National Bank       Amendment and restatement of
                           and Trust Company of Chicago and Edmond B.          Mortgage dated July 1, 1923
                           Stofft, as Trustee and Co-Trustee

    August 1, 1946         Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Edmond B.
                           Stofft, as Trustee and Co-Trustee

    April 1, 1953          Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Edmond B.
                           Stofft, as Trustee and Co-Trustee

    March 31, 1967         Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Edward J.
                           Friedrich, as Trustee and Co-Trustee

    SUPPLEMENTAL
    INDENTURE
    DATE                   PARTIES                                             PROVIDING FOR
    April 1, 1967          Company to Continental Illinois National Bank       Amendment of Sections 3.01, 3.02,
                           and Trust Company of Chicago and Edward J.          3.05 and 3.14 of the Mortgage and
                           Friedrich, as Trustee and Co-Trustee                issuance of First Mortgage 5-3/8%
                                                                               Bonds, Series Y
    February 28, 1969      Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    May 29, 1970           Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    June 1, 1971           Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    April 1, 1972          Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    May 31, 1972           Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    June 15, 1973          Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    May 31, 1974           Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    June 13, 1975          Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    May 28, 1976           Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    June 3, 1977           Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    May 17, 1978           Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    August 31, 1978        Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    SUPPLEMENTAL
    INDENTURE
    DATE                   PARTIES                                             PROVIDING FOR
    June 18, 1979          Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    June 20, 1980          Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    April 16, 1981         Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    April 30, 1982         Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    April 15, 1983         Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    April 13, 1984         Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    April 15, 1985         Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and Donald W.
                           Alfvin, as Trustee and Co-Trustee

    April 15, 1986         Company to Continental Illinois National Bank       Confirmation of mortgage lien
                           and Trust Company of Chicago and M.J. Kruger,
                           as Trustee and Co-Trustee


    June 15, 1990          Company to Continental Bank, National               Issuance of First Mortgage 9-7/8%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 75
                           Co-Trustee

    June 1, 1991           Company to Continental Bank, National               Issuance of First Mortgage Bonds,
                           Association and M.J. Kruger, as Trustee and         Pollution Control Series 1991
                           Co-Trustee

    October 15, 1991       Company to Continental Bank, National               Issuance of First Mortgage 8-3/8%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 78 and First
                           Co-Trustee                                          Mortgage 9-1/8% Bonds, Series 79

    February 1, 1992       Company to Continental Bank, National               Issuance of First Mortgage 7%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 80 and First
                           Co-Trustee                                          Mortgage 8-5/8% Bonds, Series 81

    May 15, 1992           Company to Continental Bank, National               Issuance of First Mortgage 6-1/8%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 82 and First
                           Co-Trustee                                          Mortgage 8% Bonds, Series 83

    July 15, 1992          Company to Continental Bank, National               Issuance of First Mortgage 8-1/2%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 84
                           Co-Trustee

    SUPPLEMENTAL
    INDENTURE
    DATE                   PARTIES                                             PROVIDING FOR
    September 15, 1992     Company to Continental Bank, National               Issuance of First Mortgage 7-3/8%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 85 and First
                           Co-Trustee                                          Mortgage 8-3/8% Bonds, Series 86

    February 1, 1993       Company to Continental Bank, National               Issuance of First Mortgage 8-3/8%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 88
                           Co-Trustee

    April 1, 1993          Company to Continental Bank, National               Issuance of First Mortgage 6-1/2%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 90 and First
                           Co-Trustee                                          Mortgage 8% Bonds, Series 91

    April 15, 1993         Company to Continental Bank, National               Issuance of First Mortgage 7-5/8%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 92
                           Co-Trustee

    June 15, 1993          Company to Continental Bank, National               Issuance of First Mortgage 7%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 93 and First
                           Co-Trustee                                          Mortgage 7-1/2% Bonds, Series 94

    July 15, 1993          Company to Continental Bank, National               Issuance of First Mortgage 6-5/8%
                           Association and M.J. Kruger, as Trustee and         Bonds, Series 96 and First
                           Co-Trustee                                          Mortgage 7-3/4% Bonds, Series 97

    January 15, 1994       Company to Continental Bank, National               Issuance of First Mortgage Bonds,
                           Association and M.J. Kruger, as Trustee and         Pollution Control Series 1994A,
                           Co-Trustee                                          1994B and 1994C

    December 1, 1994       Company to Bank of America Illinois and             Issuance of First Mortgage Bonds,
                           Robert J. Donahue, as Trustee and Co-Trustee        Pollution Control Series 1994D

    June 1, 1996           Company to Harris Trust and Savings Bank and        Issuance of First Mortgage Bonds,
                           D.G. Donovan, as Trustee and Co-Trustee             Pollution Control Series 1996A and
                                                                               1996B


    March 1, 2002          Company to BNY Midwest Trust Company and D.G.       Issuance of First Mortgage 6.15%
                           Donovan, as Trustee and Co-Trustee                  Bonds, Series 98

    May 20, 2002           Company to BNY Midwest Trust Company and D.G.       Issuance of First Mortgage Bonds,
                           Donovan, as Trustee and Co-Trustee                  Pollution Control Series 2002

    June 1, 2002           Company to BNY Midwest Trust Company and D.G.       Issuance of Additional First
                           Donovan, as Trustee and Co-Trustee                  Mortgage 6.15% Bonds, Series 98


   [List any additional supplemental indentures]

      WHEREAS, the respective designations, maturity dates and principal amounts of the bonds of each series presently outstanding under, and secured by, the Mortgage and the several supplemental indentures above referred to, are as follows:

             DESIGNATION                                 MATURITY DATE                         PRINCIPAL AMOUNT
             -----------                                 -------------                         ----------------
First Mortgage 9-7/8% Bonds, Series 75                 June 15, 2020                           $   54,171,000
First Mortgage 8-1/4% Bonds, Series 76                 October 1, 2006                            100,000,000
First Mortgage 8-3/8% Bonds, Series 78                 October 15, 2006                           125,000,000
First Mortgage 8% Bonds, Series 83                     May 15, 2008                               140,000,000
First Mortgage 8-1/2% Bonds, Series 84                 July 15, 2022                              200,000,000
First Mortgage 7-3/8% Bonds, Series 85                 September 15, 2002                         200,000,000
First Mortgage 8-3/8% Bonds, Series 86                 September 15, 2022                         200,000,000
First Mortgage 8-3/8% Bonds, Series 88                 February 15, 2023                          235,950,000
First Mortgage 8% Bonds, Series 91                     April 15, 2023                             160,000,000
First Mortgage 7-5/8% Bonds, Series 92                 April 15, 2013                             218,500,000
First Mortgage 7% Bonds, Series 93                     July 1, 2005                               225,000,000
First Mortgage 7-1/2% Bonds, Series 94                 July 1, 2013                               147,000,000
First Mortgage 6-5/8% Bonds, Series 96                 July 15, 2003                              100,000,000
First Mortgage 7-3/4% Bonds, Series 97                 July 15, 2023                              150,000,000
First Mortgage 5.3% Bonds, Pollution                   January 15, 2004                            26,000,000
Control Series 1994A
First Mortgage 5.7% Bonds, Pollution                   January 15, 2009                            20,000,000
Control Series 1994B
First Mortgage 5.85% Bonds, Pollution                  January 15, 2014                            20,000,000
Control Series 1994C
First Mortgage 6.75% Bonds, Pollution                  March 1, 2015                               91,000,000
Control Series 1994D
First Mortgage 4.4% Bonds, Pollution                   December 1, 2006                           110,000,000
Control Series 1996A
First Mortgage 4.4% Bonds, Pollution                   December 1, 2006                            89,400,000
Control Series 1996B
First Mortgage 6.15% Bonds, Series 98                  March 15, 2012                             400,000,000
First Mortgage Bonds, Pollution                        April 15, 2013                             100,000,000
Control Series 2002

             DESIGNATION                                 MATURITY DATE                         PRINCIPAL AMOUNT
             -----------                                 -------------                         ----------------
First Mortgage 6.15% Bonds, Series 98                  March 15, 2012                             200,000,000
                                                                                                -------------
                                                       Total                                    $
                                                                                                =============


  [List any additional supplemental indentures]


      WHEREAS, the Mortgage provides for the issuance from time to time thereunder, in series, of bonds of the Company for the purposes and subject to the limitations therein specified; and

      WHEREAS, the Company desires, by this Supplemental Indenture, to create an additional series of bonds to be issuable under the Mortgage, such bonds to be designated "First Mortgage ____% Bonds, Series ____" (hereinafter called the "bonds of Series ____") and the terms and provisions to be contained in the bonds of Series ____ or to be otherwise applicable thereto to be as set forth in this Supplemental Indenture; and

      WHEREAS, the bonds of Series ____ and the Trustee's certificate to be endorsed thereon shall be substantially in the form of the General Form of Registered Bond Without Coupons and the form of the General Form of Trustee's Certificate set forth in Section 3.05 of the Supplemental Indenture dated August 1, 1944 to the Mortgage with such appropriate insertions, omissions and variations in order to express the designation, date, maturity date, annual interest rate, record dates for, and dates of, payment of interest, denominations, terms of redemption and redemption prices, and other terms and characteristics authorized or permitted by the Mortgage or not inconsistent therewith; and

      WHEREAS, the Company is legally empowered and has been duly authorized by the necessary corporate action and by order of the Illinois Commerce Commission to make, execute and deliver this Supplemental Indenture, and to create, as an additional series of bonds of the Company, the bonds of Series ____, and all acts and things whatsoever necessary to make this Supplemental Indenture, when executed and delivered by the Company and the Trustees, a valid, binding and legal instrument, and to make the bonds of Series ____, when authenticated by the Trustee and issued as in the Mortgage and in this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Mortgage, as amended and supplemented, have been done and performed;

      NOW, THEREFORE, in consideration of the premises and of the sum of one dollar duly paid by the Trustees to the Company, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      SECTION 1. DESIGNATION AND ISSUANCE OF BONDS OF SERIES ____. The bonds of Series ____ shall, as hereinbefore recited, be designated as the Company's "First Mortgage ____%

Bonds, Series ____." Subject to the provisions of the Mortgage, the bonds of Series ____ shall be issuable without limitation as to the aggregate principal amount thereof.

      SECTION 2. FORM, DATE, MATURITY DATE, INTEREST RATE AND INTEREST PAYMENT DATES OF BONDS OF SERIES ____. (a) The definitive bonds of Series ____ shall be in engraved, lithographed, printed or typewritten form and shall be registered bonds without coupons; and such bonds and the Trustee's certificate to be endorsed thereon shall be substantially in the forms hereinbefore recited, respectively. The bonds of Series ____ shall be dated as provided in Section
3.01 of the Mortgage, as amended by Supplemental Indenture dated April 1, 1967.

      (b) The bonds of Series ____ shall mature on _________ __, 20__.

      (c) The bonds of Series ____ shall bear interest at the rate of ____% per annum until the principal thereof shall be paid.

      (d) Interest on the bonds of Series ____ shall be payable semi-annually on the ________ day of ______ and the ________ day of ________ in each year, commencing ________ __, 200_. __________ and __________ in each year are hereby established as record dates for the payment of interest payable on the next succeeding interest payment dates, respectively. The interest on each bond of Series ____ so payable on any interest payment date shall, subject to the exceptions provided in Section 3.01 of the Mortgage, as amended by said Supplemental Indenture dated April 1, 1967, be paid to the person in whose name such bond is registered at the close of business on the __________ or _________, as the case may be, next preceding such interest payment date.

      SECTION 3. EXECUTION OF BONDS OF SERIES ____. The bonds of Series ____ shall be executed on behalf of the Company by its President or one of its Vice Presidents, manually or by facsimile signature, and shall have its corporate seal affixed thereto or a facsimile of such seal imprinted thereon, attested by its Secretary or one of its Assistant Secretaries, manually or by facsimile signature, all as may be provided by resolution of the Board of Directors of the Company. In case any officer or officers whose signature or signatures, manual or facsimile, shall appear upon any bond of Series ____ shall cease to be such officer or officers before such bond shall have been actually authenticated and delivered, such bond nevertheless may be issued, authenticated and delivered with the same force and effect as though the person or persons whose signature or signatures, manual or facsimile, appear thereon had not ceased to be such officer or officers of the Company.

      SECTION 4. MEDIUM AND PLACES OF PAYMENT OF PRINCIPAL OF AND INTEREST ON BONDS OF SERIES ____; TRANSFERABILITY AND EXCHANGEABILITY. Both the principal of and interest on the bonds of Series ____ shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts, and both such principal and interest shall be payable at the office or agency of the Company in the City of Chicago, State of Illinois, or, at the option of the registered owner, at the office or agency of the

Company in the Borough of Manhattan, The City of New York, State of New York, and such bonds shall be transferable and exchangeable, in the manner provided in Sections 3.09 and 3.10 of the Mortgage, at said office or agency. No charge shall be made by the Company to the registered owner of any bond of Series ____ for the transfer of such bond or for the exchange thereof for bonds of other authorized denominations, except, in the case of transfer, a charge sufficient to reimburse the Company for any stamp or other tax or governmental charge required to be paid by the Company or the Trustee.

      SECTION 5. DENOMINATIONS AND NUMBERING OF BONDS OF SERIES ____. The bonds of Series ____ shall be issued in the denomination of $1,000 and in such multiples of $1,000 as shall from time to time hereafter be determined and authorized by the Board of Directors of the Company or by any officer or officers of the Company authorized to make such determination, the authorization of the denomination of any bond of Series ____ to be conclusively evidenced by the execution thereof on behalf of the Company. Bonds of Series ____ shall be numbered R-1 and consecutively upwards.

      SECTION 6. TEMPORARY BONDS OF SERIES ____. Until definitive bonds of Series ____ are ready for delivery, there may be authenticated and issued in lieu of any thereof and subject to all of the provisions, limitations and conditions set forth in Section 3.11 of the Mortgage, temporary registered bonds without coupons of Series ____.

SECTION 7.  REDEMPTION OF BONDS OF SERIES ____.

      [Insert redemption provisions, if applicable]

      SECTION 8. BOOK-ENTRY ONLY SYSTEM. It is intended that the bonds of Series ____ be registered so as to participate in the securities depository system (the "DTC System") with The Depository Trust Company ("DTC"), as set forth herein. The bonds of Series ____ shall be initially issued in the form of a fully registered bond or bonds in the name of Cede & Co., or any successor thereto, as nominee for DTC. The Company and the Trustees are authorized to execute and deliver such letters to or agreements with DTC as shall be necessary to effectuate the DTC System, including the Letter of Representations from the Company and the Trustees to DTC relating to the bonds of Series ____ (the "Representation Letter"). In the event of any conflict between the terms of the Representation Letter and the Mortgage, the terms of the Mortgage shall control. DTC may exercise the rights of a bondholder only in accordance with the terms hereof applicable to the exercise of such rights.

      With respect to bonds of Series ____ registered in the name of DTC or its nominee, the Company and the Trustees shall have no responsibility or obligation to any broker-dealer, bank or other financial institution for which DTC holds such bonds from time to time as securities depository (each such broker-dealer, bank or other financial institution being referred to herein as a "Depository Participant") or to any person on behalf of whom such a Depository Participant holds an interest in such bonds (each such person being herein referred to as an "Indirect

Participant"). Without limiting the immediately preceding sentence, the Company and the Trustees shall have no responsibility or obligation with respect to:

            (i) the accuracy of the records of DTC, its nominee or any Depository Participant with respect to any ownership interest in the bonds of Series ____,

            (ii) the delivery to any Depository Participant or any Indirect Participant or any other person, other than a registered owner of a bond of Series ____, of any notice with respect to the bonds of Series ____, including any notice of redemption,

            (iii) the payment to any Depository Participant or Indirect Participant or any other person, other than a registered owner of a bond of Series ____, of any amount with respect to principal of, redemption premium, if any, on, or interest on, the bonds of Series ____, or

            (iv) any consent given by DTC as registered owner.

So long as certificates for the bonds of Series ____ are not issued as hereinafter provided, the Company and the Trustees may treat DTC or any successor securities depository as, and deem DTC or any successor securities depository to be, the absolute owner of such bonds for all purposes whatsoever, including, without limitation, (1) the payment of principal and interest on such bonds, (2) giving notice of matters (including redemption) with respect to such bonds and (3) registering transfers with respect to such bonds. While a bond of Series ____ is in the DTC System, no person other than DTC or its nominee shall receive a certificate with respect to such bond.

      In the event that:

            (a) DTC notifies the Company that it is unwilling or unable to continue as depositary or if DTC ceases to be a clearing agency registered under applicable law and a successor depositary is not appointed by the Company within 90 days,

            (b) the Company determines that the beneficial owners of the bonds of Series ____ should be able to obtain certificated bonds and so notifies the Trustees in writing or

            (c) there shall have occurred and be continuing a completed default or any event which after notice or lapse of time or both would be a completed default with respect to the bonds of Series ____, the bonds of Series ____ shall no longer be restricted to being registered in the name of DTC or its nominee. In the case of clause (a) of the preceding sentence, the Company may determine that the bonds of Series ____ shall be registered in the name of and deposited with a successor depository operating a securities depository system, as may be acceptable to the Company and the Trustees, or such depository's agent or designee, and if the Company does not appoint a successor securities depository system within 90 days, then the bonds may be registered in whatever name or names registered owners of bonds transferring or exchanging such bonds shall designate, in accordance with the provisions hereof.

      Notwithstanding any other provision of the Mortgage to the contrary, so long as any bond of Series ____ is registered in the name of DTC or its nominee, all payments with respect to principal of and interest on such bond and all notices with respect to such bond shall be made and given, respectively, in the manner provided in the Representation Letter.

      SECTION 9. LEGENDS. So long as the bonds of Series ____ are held by the Depository Trust Company, such bonds of Series ____ shall bear the following legend:

            Unless this bond is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by a person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

      SECTION 10. CONFIRMATION OF LIEN. The Company, for the equal and proportionate benefit and security of the holders of all bonds at any time issued under the Mortgage, hereby confirms the lien of the Mortgage upon, and hereby grants, bargains, sells, transfers, assigns, pledges, mortgages, warrants and conveys unto the Trustees, all property of the Company and all property hereafter acquired by the Company, other than (in each case) property which, by virtue of any of the provisions of the Mortgage, is excluded from such lien, and hereby confirms the title of the Trustees (as set forth in the Mortgage) in and to all such property. Without in any way limiting or restricting the generality of the foregoing, there is specifically included within the confirmation of lien and title hereinabove expressed the property of the Company legally described on Exhibit A attached hereto and made a part hereof. A copy of the August 1, 1944 Supplemental Indenture is attached hereto as Exhibit B.

      SECTION 11. MISCELLANEOUS. The terms and conditions of this Supplemental Indenture shall be deemed to be a part of the terms and conditions of the Mortgage for any and all purposes. The Mortgage, as supplemented by said indentures supplemental thereto dated subsequent to August 1, 1944 and referred to in the recitals of this Supplemental Indenture, and as further supplemented by this Supplemental Indenture, is in all respects hereby ratified and confirmed.

      This Supplemental Indenture shall bind and, subject to the provisions of
Article XIV of the Mortgage, inure to the benefit of the respective successors and assigns of the parties hereto.

      Although this Supplemental Indenture is dated as of _________ __, 200_, it shall be effective only from and after the actual time of its execution and delivery by the Company and the Trustees on the date indicated by their respective acknowledgments hereto annexed.

      This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, Commonwealth Edison Company has caused this Supplemental Indenture to be executed in its name by its __________, and attested by one of its __________, and BNY Midwest Trust Company, as Trustee under the Mortgage, has caused this Supplemental Indenture to be executed in its name by one of its __________, and attested by one of its __________, and D. G. Donovan, as Co-Trustee under the Mortgage, has hereunto affixed his signature, all as of the day and year first above written.

                                          COMMONWEALTH EDISON COMPANY


                                          By
                                               Name:
                                               Title:


ATTEST:

            Name:
      Title:

                                          BNY MIDWEST TRUST COMPANY


                                          By
                                                Name:
                                                Title:



ATTEST:

      Name:
      Title:

                                          D. G. DONOVAN

STATE OF ILLINOIS )
                        ) SS.
COUNTY OF COOK    )



      I, ____________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ____________, ____________ of Commonwealth Edison Company, an Illinois corporation, one of the parties described in and which executed the foregoing instrument, and ____________, ____________ of said corporation, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________ and ____________, respectively, and who are both personally known to me to be
____________ and ____________, respectively, of said corporation, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such ____________ and ____________, respectively, of said corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

      GIVEN under my hand and notarial seal this ____ day of __________, A.D. 200_.






                                          ________________
                                          Notary Public

(NOTARIAL SEAL)


My Commission expires ________ __, 20__.

STATE OF ILLINOIS )
                        ) SS.
COUNTY OF COOK    )


      I, ____________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ____________, ____________ of BNY Midwest Trust Company, an Illinois trust company, one of the parties described in and which executed the foregoing instrument, and ____________, ____________ of said trust company, who are both personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________ and ____________, respectively, and who are both personally known to me to be
____________ and ____________, respectively, of said trust company, appeared before me this day in person and severally acknowledged that they signed, executed and delivered said instrument as their free and voluntary act as such ____________ and ____________, respectively, of said trust company, and as the free and voluntary act of said trust company, for the uses and purposes therein set forth.

      GIVEN under my hand and notarial seal this ___ day of _______, A.D. 200_.





                                          _______________
                                          Notary Public

(NOTARIAL SEAL)


My Commission expires _________ __, 20__.

STATE OF ILLINOIS )
                        ) SS.
COUNTY OF COOK    )




      I, ____________, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that D. G. DONOVAN, one of the parties described in and which executed the foregoing instrument, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed, executed and delivered said instrument as his free and voluntary act for the uses and purposes therein set forth.

      GIVEN under my hand and notarial seal this ___ day of ________, A.D. 200_.






                                          ______________
                                          Notary Public

(NOTARIAL SEAL)


My Commission expires __________ __, 20__.